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Exhibit (a)(1)(ii)

        LETTER OF TRANSMITTAL AND CONSENT

of

Tyco International Group S.A.

Pursuant to the Offer to Purchase and Consent Solicitation Statement
dated April 27, 2007
for Any and All of its Outstanding
3.125% Senior Convertible Debentures due 2023 (CUSIP No. 902118BE7 / 902118BG2)

  THE TENDER OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, MAY 24, 2007, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE "EXPIRATION DATE").

The Depositary for the Tender Offer and Consent Solicitation is:

Global Bondholder Services Corporation

By Facsimile (Eligible Institutions Only):(212) 430-3775 Attention: Corporate Actions For Information or Confirmation by Telephone: (212) 430-3774	By Mail or Hand: Global Bondholder Services Corporation 65 Broadway—Suite 723 New York, New York 10006 Attention: Corporate Actions

        DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation Statement, dated April 27, 2007 (the "Offer to Purchase").

        This Letter of Transmittal is to be used by holders (each, a "Holder," and collectively, the "Holders") of Notes if certificates representing Notes are to be physically delivered to the Depositary, in which case such certificates must be delivered by the Holders of Notes together with this Letter of Transmittal. This Letter of Transmittal also is being supplied only for informational purposes to persons who hold Notes in book-entry form through the facilities of DTC. Tender of the Notes and delivery of Consents held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Notes and Delivering Consents—Tender of Notes Held Through DTC and Delivery of Consents" in the Offer to Purchase.

        Holders of Notes who are tendering by book-entry transfer to the Depositary's account at DTC must tender Notes and deliver Consents through ATOP. DTC Participants that are accepting the Tender Offer must transmit their acceptance (and thereby deliver their Consents) to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by

DTC means that DTC has received an express acknowledgment from each DTC Participant tendering through ATOP that such DTC Participant (i) has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such DTC Participant and (ii) consents to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture as described in the Offer to Purchase.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE, AS SET FORTH IN THE OFFER TO PURCHASE, MUST VALIDLY TENDER AND NOT VALIDLY WITHDRAW THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE.

        In the event that the Tender Offer and Consent Solicitation are terminated, withdrawn or otherwise not completed the Purchase Price will not be paid nor will it become payable and any tendered Notes will be promptly returned to the tendering Holders.

        Holders who, on or prior to the Expiration Date, validly tender their Notes in the Tender Offer are obligated to consent to the Proposed Amendments. Pursuant to the terms of the Offer to Purchase and this Letter of Transmittal, the completion, execution and delivery by a Holder of this Letter of Transmittal in connection with the tender of Notes will be deemed to constitute the Consent of the tendering Holder to the Proposed Amendments. Holders may not deliver Consents without tendering their Notes in the Tender Offer. Holders who validly tender and do not validly withdraw their Notes will receive the Purchase Price and any and all accrued and unpaid interest on the validly tendered Notes. The Tender Offer and Consent Solicitation are made upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal. Holders should carefully read in its entirety the information set forth therein and herein.

        THIS LETTER OF TRANSMITTAL DOES NOT CONSTITUTE AN OFFER TO PURCHASE IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER UNDER APPLICABLE SECURITIES OR "BLUE SKY" LAWS. THE DELIVERY OF THIS LETTER OF TRANSMITTAL SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES SINCE THE DATE HEREOF. EXCEPT AS REQUIRED BY APPLICABLE LAW, THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE OR REVISE ANY INFORMATION CONTAINED IN THIS LETTER OF TRANSMITTAL.

TENDER OF NOTES AND DELIVERY OF CONSENTS

        List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. See Instruction 11. Tender of the Notes and delivery of Consents will be accepted only in principal amounts equal to $1,000.00 or integral multiples thereof. This form need not be completed by Holders tendering Notes and delivering Consents by ATOP.

DESCRIPTION OF THE NOTES (CUSIP No. 902118BE7/902118BG2)
Name(s) and Address(es) of Holders(s) (Please fill in if blank)	Notes Tendered (Attach additional list(s) if necessary)
	Certificate Numbers	Aggregate Principal Amount Represented	Principal Amount Tendered And As To Which Consents Are Given*

Total Principal Amount Tendered:

*
Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To Which Consents Are Given" and subject to the terms and conditions of the Offer to Purchase, the entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered, and a related Consent in respect thereof given. See Instruction 2.

        The names and addresses of the Holders should be printed above exactly as they appear on the certificates representing the Notes tendered and Consents delivered hereby. The Notes and the principal amount of the Notes that the undersigned Holder wishes to tender and as to which Consents are given should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Tyco International Group S.A., Luxembourg company (the "Company") the aggregate principal amount of Notes indicated in this Letter of Transmittal upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase and Consent Solicitation Statement, dated April 27, 2007 (the "Offer to Purchase"), receipt of which is hereby acknowledged.

        Upon the terms and subject to the conditions of the Tender Offer and Consent Solicitation, the undersigned hereby consents to the Proposed Amendments to the Indenture and to the execution and delivery of the Supplemental Indenture that will give effect to the Proposed Amendments with respect to the Notes.

        Subject to, and effective upon, acceptance for payment of, and payment for, Notes tendered herewith in accordance with the terms of the Offer to Purchase (including, if the Tender Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby: (a) irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all Notes that are being tendered hereby; (b) waives any and all rights with respect to the Notes (including any existing or past defaults and their consequences in respect of the Notes and the Indenture under which the Notes were issued); (c) releases and discharges the Company, Tyco International Finance S.A. and Tyco from any and all claims such Holder may have now, or may have in the future arising out of, or related to, the Notes, including any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes; (d) delivers such Holder's Consent to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture; and (e) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such Holder with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates representing such Notes, or transfer ownership of such Notes on the account hooks maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (ii) present such Notes for transfer on the relevant security register, (iii) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to, or control over, funds from the Company, except as agent for the consenting and tendering Holders, for the Purchase Price and accrued and unpaid interest for any tendered Notes that are accepted for payment by the Company) and (iv) deliver to the Company this Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture and as certification that the Requisite Consents to the Proposed Amendments duly executed by Holders have been received, all in accordance with the terms of the Offer to Purchase.

        The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the principal amount of Notes tendered hereby or represented hereby to the Proposed Amendments to the Indenture and to the execution and delivery of the Supplemental Indenture. The Company intends to execute and deliver the Supplemental Indenture on, or as soon as practicable after, the Expiration Date if the Requisite Consents have been obtained. "Requisite Consents" means duly executed, and not validly revoked, Consents to the Proposed Amendments from Holders of at least a majority in aggregate principal amount of outstanding Notes under the Indenture not owned by the Company, Tyco or any affiliate of the Company or Tyco.

        The undersigned understands that Notes tendered on or prior to the Expiration Date may be withdrawn by written notice of withdrawal (or a properly transmitted "Request Message" through ATOP) received by the Depositary at any time on or prior to the Expiration Date, but not thereafter. A valid withdrawal of tendered Notes prior to the Expiration Date shall be deemed a valid revocation of the related Consent. A Holder may not revoke a Consent except by validly withdrawing such Holder's previously tendered Notes. In the event of a termination of the Tender Offer, Notes tendered pursuant to the Tender Offer will be returned to the tendering Holder promptly.

        A Holder may not validly revoke a Consent except by validly withdrawing such Holder's previously tendered Notes, and the valid withdrawal of a Holder's Notes will constitute the concurrent valid revocation of such Holder's Consent. As a result, a Holder who validly withdraws previously tendered Notes will not receive the Purchase Price unless such Notes are retendered in accordance with the procedures and deadlines described in this Offer to Purchase.

        The undersigned hereby represents and warrants that the undersigned (i) owns the Notes tendered and is entitled to tender such Notes and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to deliver the Consent contained herein and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby or to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of a Supplemental Indenture.

        No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned.

        The undersigned understands that tender of the Notes pursuant to any of the procedures described under the caption "Procedures for Tendering Notes and Delivering Consents" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offer to Purchase, including the Company's right to amend such terms and conditions.

        For purposes of the Tender Offer and Consent Solicitation, the undersigned understands that the Company will be deemed to have accepted for payment validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived such defect or defects) only when the Company gives oral or written notice thereof to the Depositary. Payment for Notes accepted for payment pursuant to the Offer to Purchase will be made by deposit with the Depositary of the Purchase Price and accrued and unpaid interest. The Depositary will act as agent for the tendering and consenting Holders for the purpose of receiving payment from the Company and transmitting payment to such Holders.

        The undersigned understands that the delivery and surrender of Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of transfer and authenticity and any other required documents in a form satisfactory to the Company.

        The undersigned hereby recognizes and acknowledges that: (i) all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Notes and deliveries of Consents will be resolved by the Company, whose determination will be final and binding; (ii) the Company reserves the absolute right to reject any or all tenders and Consents that are not in proper form or the acceptance, withdrawal or revocation of which may, in the opinion of counsel for the Company, be unlawful; (iii) the Company reserves the absolute right to waive any condition to the Tender Offer and any irregularities or conditions of tender as to particular Notes or of delivery as to particular consents; (iv) the Company's interpretation of the terms and conditions of the Offer to Purchase (including the instructions in this Letter of Transmittal) will be final and binding; (v) unless waived, any irregularities in connection with tenders of Notes or deliveries of Consents must be cured within such time as the Company shall determine; (vi) the Company and the Depositary shall not be under any duty to give notification of defects in such tenders of Notes or deliveries of Consents and shall not incur liabilities, for failure to give such notification; (vii) tenders of Notes or deliveries of Consents will not be deemed to have been made until such irregularities have been cured or waived; (viii) any Notes received by the Depositary that are not validly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holder, unless otherwise provided in this

Letter of Transmittal, as soon as practicable following the Expiration Date; and (ix) the consummation of the Tender Offer and Consent Solicitation is conditioned upon, among other things, the satisfaction of the Financing Condition, the Requisite Consent Condition, the Supplemental Indenture Condition and the General Conditions, as described under the caption "Conditions of the Tender Offer and Consent Solicitation" in the Offer to Purchase.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of the undersigned, and checks constituting payments for Notes purchased made in connection with the Tender Offer and Consent Solicitation be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered and checks constituting payments for Notes to be purchased made in connection with the Tender Offer and consent Solicitation be delivered to the undersigned at the address(es) shown herein. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of, certificates for such Notes be delivered to, and checks constituting payments for Notes purchased made in connection with the Tender Offer and Consent Solicitation, be issued in the name(s) of and be delivered to, the person(s) at the address(es) so indicated, as applicable.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 2, 4, 5 and 7)

              To be completed ONLY if certificates(s) for the Notes not tendered or not purchased, and/or the check for the Purchase Price of the Notes purchased are to be issued in the name of someone other than the undersigned.

☐
Issue check and Certificate(s) to:

Name:
(Please Type or Print)
Address:
(Include Zip Code)
(Employer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 2, 4, 5 and 7)

              To be completed ONLY if certificates(s) for the Notes not tendered or not purchased, and/or the check for the Purchase Price of Notes purchased are to be sent to someone other than the undersigned.

☐
Mail check and Certificate(s) to:

Name:
(Please Type or Print)
Address:
(Include Zip Code)
(Employer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

IMPORTANT
HOLDER(S) SIGN HERE
(SEE INSTRUCTIONS 1 AND 3)
(PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

Authorized Signature:
Authorized Signature:
Signature(s) of Holder(s):
Dated:

(Must be assigned by registered Holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) authorized to become registered Holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signed by person(s) to whom the Notes represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. See Instruction 3. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s), agent(s), corporation(s) or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3.)

Name(s):
(Please Print)
Capacity (Full Title):
Address:

(Include Zip Code)

(Daytime Telephone Number, including Area Code)

(Employer Identification or Social Security Number) (See Substitute Form W-9 Included Herewith)

SIGNATURE GUARANTEE
(IF REQUIRED-SEE INSTRUCTION 3)

Authorized Signature:
Name:
(Please Print)
Name of Firm:
Address:
(Include Zip Code and Place Seal Here)
Telephone Number, including Area Code:
Dated:	, 2007

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER
AND CONSENT SOLICITATION

        1.    Procedures for Tendering Notes and Delivering Consents; Withdrawal of Tenders and Revocation of Consents.    To tender Notes in the Tender Offer and to deliver Consents in Consent Solicitation, certificates representing such Notes, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Depositary at the address set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND THE NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, AND NOT TO THE COMPANY, TYCO, THE DEALER MANAGERS, THE SOLICITATION AGENTS, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY.

        This Letter of Transmittal also is being supplied only for informational purposes to persons who hold Notes in book-entry form through the facilities of DTC. Tender of Notes held through DTC must be made pursuant to the procedures described in the Offer to Purchase under the caption "Procedures for Tendering Notes and Delivering Consents—Tender of Notes Held Through DTC and Delivery of Consents."

        Except as provided herein for the book-entry procedures, unless Notes being tendered and Consents being delivered are deposited with the Depositary prior to the Expiration Date (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal, unless validly tendered through ATOP) the Company may, in its sole discretion, reject such tender and Consent. Payment for Notes will be made only against deposit of tendered Notes and delivery of all other required documents.

        UPON RECEIPT OF THE REQUISITE CONSENTS, THE COMPANY INTENDS TO CAUSE THE EXECUTION OF THE SUPPLEMENTAL INDENTURE PROVIDING FOR THE PROPOSED AMENDMENTS TO OCCUR ON, OR AS SOON AS PRACTICABLE AFTER, THE EXPIRATION DATE. UPON ITS BECOMING OPERATIVE, SUCH SUPPLEMENTAL INDENTURE WILL BE BINDING UPON EACH HOLDER OF NOTES, WHETHER OR NOT SUCH HOLDER HAS TENDERED ITS NOTES AND CONSENTED TO THE PROPOSED AMENDMENTS.

        By executing this Letter of Transmittal (or a facsimile thereof) or tendering through ATOP, a tendering Holder waives any right to receive any notice of the acceptance for payment of tendered Notes.

        For a full description of the procedures for tendering Notes, see "Procedures for Tendering Notes and Delivering Consents" in the Offer to Purchase.

        Holders who tender their Notes in the Tender Offer are obligated to deliver Consents to the Proposed Amendments. Notes validly tendered on or prior to the Expiration Date may be validly withdrawn by following the procedures set forth in the Offer to Purchase at any time on or prior to the Expiration Date, but not thereafter. A valid withdrawal of tendered Notes on or prior to the Expiration Date shall be deemed a valid revocation of the related Consent.

        Holders who wish to exercise their right of withdrawal with respect to the Tender Offer and revocation of Consent must give written notice of withdrawal and revocation, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted "Request Message" through ATOP, which notice must be received by the Depositary at its address set forth on the back cover of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal and revocation must specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which those Notes are registered (or, if tendered by a book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on the security position listing as the owner of such Notes), if different from that of the Depositor, and the principal amount of Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Holder and the certificate number or numbers relating to such Notes withdrawn also must be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Notes). The notice of withdrawal and revocation (other than a notice transmitted through ATOP) must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the Holder. Holders may not rescind withdrawals of tendered Notes. However, validly withdrawn Notes at any time on or prior to the Expiration Date may be re-tendered by following the procedures therefor described elsewhere in the Offer to Purchase.

        The valid withdrawal of a tender of a Holder's Notes will constitute the concurrent valid revocation of such Holder's Consent. A Holder who validly withdraws previously tendered Notes will not receive the Purchase Price with respect to those Notes.

        2.    Partial Tenders and Consents.    Tenders of Notes pursuant to the Tender Offer and the corresponding Consents thereto pursuant to the Consent Solicitation will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of the Notes" herein. Unless otherwise indicated, the entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered, and a related Consent in respect thereof given. If the entire principal amount of all Notes is not tendered, certificates for the principal amount of Notes not tendered will be sent to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Notes are accepted for payment.

        3.    Signatures on this Letter of Transmittal, Bond Powers and Guarantee of Signatures.    If this Letter of Transmittal is signed by the Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

        If any Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal is signed by the Holder, and the certificates for any principal amount of Notes not tendered for purchase are to be issued (or if a principal amount of Notes that is not tendered for purchase is to be reissued or returned) to the Holder, and checks constituting payments for Notes to be purchased made in connection with the Tender Offer and Consent Solicitation are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

        No signature guarantee is required if: (i) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith and the payments for Notes to be purchased are to be made, or any Notes for principal amounts not tendered for purchase are to be issued, directly to such registered Holder(s) and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed; or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates representing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, agents or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

        4.    Special Issuance and Special Delivery Instructions.    Tendering Holders should indicate in the applicable box or boxes the name(s) and address(es) to which Notes for principal amounts not tendered or not accepted for payment or checks constituting payments for Notes to be purchased made in connection with the Tender Offer and Consent Solicitation are to be issued or sent, if different from the name(s) and address(es) of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated, If no instructions are given, Notes not validly tendered or not accepted for payment will be returned to the Holder of the Notes tendered.

        5.    Taxpayer Identification Number and Substitute Form W-9.    Each tendering U.S. Holder is required to provide the Depositary with such U.S. Holder's correct taxpayer identification number ("TIN"), generally the U.S. Holder's social security or employer identification number, on the Substitute Form W-9 provided after the section titled "Important Tax Information" below or, alternatively, to establish another basis for exemption from backup withholding. A U.S. Holder must cross out item (2) in Part II of the Substitute Form W-9 if such U.S. Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering U.S. Holder to backup withholding at a rate equal to the fourth lowest rate of income tax applicable to unmarried individuals (which is currently 28%) on the payments made to the U.S. Holder with respect to Notes purchased pursuant to the Tender Offer and Consent Solicitation. The "Applied For" box in Part I of the Form W-9 should be checked if the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the "Applied For" box in Part I is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from all such payments with respect to Notes to be purchased until a TIN is provided to the Depositary.

        6.    Transfer Taxes.    The Company will pay all transfer taxes, if any, payable on the purchase and transfer of Notes purchased pursuant to the Tender Offer. If, however, Notes not validly tendered are to be registered or issued in the name of, any person other than the registered Holder of the Notes tendered hereby, or if tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Notes to the Company or its order pursuant to the Tender Offer and Consent Solicitation, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons), will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

        7.    Determination of Validity.    All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of Notes and deliveries of Consents pursuant to the procedures described in the Offer to Purchase and this Letter of Transmittal and the form and validity of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Notes and deliveries of Consents determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive, in whole or in part, any of the conditions of the Tender Offer and Consent Solicitation and any defect or irregularity in the tender of any particular Notes or in the delivery of Consents. The Company's interpretations of the terms and conditions of the Tender Offer and Consent Solicitation (including the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders or deliveries of Consents must be cured within such time as the Company shall determine. None of the Company, TIFSA, Tyco, the Depositary, the Information Agent, the Dealer Managers, the Solicitation Agents or any other person will be under any duty to give notification of any defects or irregularities in such tenders or deliveries of Consents or will incur any liability to Holders for failure to give such notification. Tenders of such Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holders, unless such Holders have otherwise provided herein, as promptly as practical following the Expiration Date.

        8.    Mutilated, Lost, Stolen or Destroyed Certificates for Notes.    Any Holder of Notes whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Depositary for further instruction at the address or telephone number set forth on the back cover of this Letter of Transmittal.

        9.    Requests For Assistance or Additional Copies.    Questions relating to the procedure for tendering Notes and delivering Consents and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Tender Offer may be obtained from Goldman, Sachs & Co. or Morgan Stanley, the Dealer Managers and Solicitation Agents for the Tender Offer and Consent Solicitation, or to Global Bondholder Services Corporation, the Information Agent for the Tender Offer and Consent Solicitation, whose addresses and telephone numbers appear on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal also may be obtained from the Information Agent.

        10.    Non-U.S. Holders.    Each Non-U.S. Holder must submit the appropriate completed IRS Form W-8 (generally Form W-8BEN) to avoid backup withholding. The appropriate form may be obtained via the Internal Revenue Service website at www.irs.gov or by contacting the Depositary at the address on the back cover of this Letter of Transmittal.

        11.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers of the Notes and the principal amounts represented by such Notes should be listed on a separately signed schedule and affixed to this Letter of Transmittal.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND TIME CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

        Under United States federal income tax law, a tendering Holder may be subject to backup withholding tax at a rate of 28% with respect to payments by the Depositary pursuant to the Tender Offer and Consent Solicitation unless such Holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding, (ii) provides its correct TIN and certifies that (A) the TIN provided is correct (or that such Holder is awaiting a TIN) and (B) it is not currently subject to backup withholding; or (iii) certifies as to its non-United States status. If such Holder is an individual, the TIN is his or her social security number. Completion of the Substitute Form W-9, in the case of a U.S. Holder, provided in this Letter of Transmittal, should be used for this purpose. Failure to provide such Holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering Holder (or other payee) to a $50.00 penalty imposed by the Internal Revenue Service, and payments that are made to such tendering Holder pursuant to the Tender Offer and Consent Solicitation may be subject to backup withholding (see below). More serious penalties may he imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The "Applied For" box in Part I of the Substitute Form W-9 may be checked if the tendering U.S. Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the "Applied For" box in Part I is so checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% on all such payments received pursuant to the Tender Offer and Consent Solicitation until a TIN is provided to the Depositary. A tendering U.S. Holder who checks the "Applied For" box in Part I in lieu of furnishing his or her TIN should furnish the Depositary with such Holder's TIN as soon as it is received. In order for a Non-U.S. Holder to qualify as an exempt recipient, that Non-U.S. Holder should submit the appropriate Internal Revenue Service Form W-8 (which are available from the Depositary) signed under penalties of perjury, attesting to that Non-U.S. Holder's foreign status.

        If backup withholding applies to a tendering Holder, the Depositary is required to withhold 28% of any payments made to such Holder pursuant to the Tender Offer and Consent Solicitation. Backup withholding is not an additional tax. Rather, provided that the required information is timely furnished to the IRS, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld or, if withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding. Tendering Holders are urged to consult their own tax advisers to determine whether they are exempt from these backup withholding and reporting requirements.

SUBSTITUTE FORM W-9
Request for Taxpayer Identification Number and Certification
Department of the Treasury
Internal Revenue Service

PAYER'S NAME: Global Bondholder Services Corporation, as Depositary

PAYEE INFORMATION (please print or type) Individual or business name:

Check appropriate box:	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership

	☐ Other	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.):

City, state and ZIP code:

PART I: Taxpayer Identification Number ("TIN")

Enter your TIN below. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. For other entities, your TIN is your employer identification number.
Social security number: ☐ ☐ ☐ — ☐ ☐ — ☐ ☐ ☐ ☐ or Employer identification number: ☐ ☐ ☐ — ☐ ☐ — ☐ ☐
☐ Applied For

PART II: Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
Under penalties of perjury, I certify that:
1.
The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered on application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future). I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding;
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding;
3.	I am a U.S. person (including a U.S. resident alien); and
4.	All of the information provided on this form is true and correct.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date	, 2007

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER AND CONSENT SOLICITATION AND A $50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee
	b. So-called trust account that is not a legal or valid trust under State Law	The actual owner(1)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

8.	Sole proprietorship account	The owner(4)
9.	A valid trust, estate, pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporate	The corporation
11.	Religious, charitable, or educational organization	The organization
12.	Partnership held in the name of the business	The partnership
13.	Association, club or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that received agricultural program payments.	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.
(2)
Circle the minor's name and furnish the minor's social security number.
(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(5)
List first and circle the name of the legal trust, estate or pension trust.

        Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding generally include the following:

  •
  A corporation.
  •
  A financial institution.
  •
  An organization exempt from tax under Section 501 (a), an individual retirement plan or a custodial account under Section 403 (b) (7) if the account satisfies the requirements of Section 401 (f) (2).
  •
  The United States or any agency or instrumentality thereof.
  •
  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  •
  An international organization or any agency or instrumentality thereof.
  •
  A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.
  •
  A real estate investment trust.
  •
  A common trust fund operated by a bank under Section 584(a).
  •
  An entity registered at all times under the Investment Company Act of 1940.
  •
  A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.
  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  •
  Payments of patronage dividends not paid in money.

Payments made by certain foreign organizations. Payments of interest not generally subject to backup with-holding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding of this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
  •
  Payments described in Section 6049 (b)(5) to nonresident aliens.
  •
  Payments on tax-free covenant bonds under Section 1451.
  •
  Payments made by certain foreign organizations.

Exempt payees described above should file Form W -9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold federal income tax on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

        (1)   Penalty for Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)   Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        (4)   Misuse of Taxpayer Identification Numbers.    If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

*
Unless otherwise indicated, all references are to the Internal Revenue Code of 1986, as amended.

The Depositary for the Tender Offer and Consent Solicitation is:

Global Bondholder Services Corporation

By Facsimile (Eligible Institutions Only): (212) 430-3775 Attention: Corporate Actions For Information or Confirmation by Telephone: (212) 430-3774	By Mail or Hand: Global Bondholder Services Corporation 65 Broadway—Suite 723 New York, New York 10006 Attention: Corporate Actions

        Any questions or requests for assistance may be directed to the Dealer Managers at the addresses and telephone numbers set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent. Requests for copies of the Indenture and the form of the Supplemental Indenture may also be directed to the Information Agent. Beneficial owners may also contact their Custodian for assistance concerning the Tender Offer and the Consent Solicitation.

The Information Agent for the Tender Offer and Consent Solicitation is:

Global Bondholder Services Corporation
65 Broadway—Suite 723
New York, New York 10006
Attn: Corporate Actions
Bank and Brokers Call Collect: (212) 430-3774

All Others Please Call Toll-Free: (866) 470-3700

The Dealer Managers for the Tender Offer and the Solicitation Agents for the Consent Solicitation are:

Morgan Stanley Liability Management Group 1585 Broadway, Floor 04 New York, NY 10036 (212) 761-1941 Toll Free: (800) 624-1808	Goldman, Sachs & Co. Liability Management 1 New York Plaza New York, NY 10004 (212) 902-9077 Toll Free: (800) 828-3182

QuickLinks

  Exhibit (a)(1)(ii)
TENDER OF NOTES AND DELIVERY OF CONSENTS
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
IMPORTANT HOLDER(S) SIGN HERE (SEE INSTRUCTIONS 1 AND 3) (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER AND CONSENT SOLICITATION
IMPORTANT TAX INFORMATION
SUBSTITUTE FORM W-9 Request for Taxpayer Identification Number and Certification Department of the Treasury Internal Revenue Service PAYER'S NAME: Global Bondholder Services Corporation, as Depositary
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2